SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 September 25, 1998

ADVANTA Home Equity Loan Trust 1997-4

New York                          333-37107-01                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the August, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-4
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                Exhibit No.                     Exhibit

                             1. Monthly Report for the August, 1998 Monthly
                                Period relating to the Home Equity Loan Pass-Through Certificates Series 1997-4, Class A issued by the ADVANTA Home Equity Loan
                                Trust 1997-4.


                                                EXHIBIT INDEX

Exhibit

       1.       Monthly Report for the August, 1998 Monthly
                Period relating to the Home Equity Loan Pass-Through Certificates, Series 1997-4, Class A issued by the ADVANTA Home Equity Loan Trust 1997-4.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1997-4

BY:             ADVANTA Mortgage Corp., USA




BY:             /s/ William P. Garland
                William P. Garland
                Senior Vice President
                Loan Service Administration



September 30, 1998

                                                EXHIBIT 1


                ADVANTA Mortgage Loan Trust 1997-4

                           Statement to Certificateholders

                Original        Prior
                Face            Principal
Class           Value           Balance         Interest        Principal      Total
A-1                 146,039,000.      89,144,455           444,3    13,019,762.      13,464,101.67
A-2                   91,159,000      91,159,000           496,0                          496,056.89
A-3                   33,579,000      33,579,000           183,2                          183,285.37
A-4                   59,837,000      59,837,000           332,0                          332,095.35
A-5                   15,601,000      15,601,000            87,3                           87,365.60
A-6                   41,285,000      41,285,000           244,2                          244,269.58
A-7                   50,000,000      50,000,000           276,2                          276,250.00
A-8                   98,000,000      75,078,482           376,1      5,658,547        6,034,715.02
A-9                 302,000,000.    263,797,471.        1,337,61      9,430,912      10,768,524.34
A-IO                                                       208,333.33                     208,333.33
B-1                   15,000,000      15,000,000            94,2                           94,250.00
M-1                   17,500,000      17,500,000           102,6                          102,666.67
M-2                   30,000,000      30,000,000           181,0                          181,000.00
R                                                                                                      -

Totals              900,000,000.    781,981,409.        4,363,69    28,109,222.      32,472,913.82

                                                Current         Pass-Through
                Realized        Deferred        Principal       Rates
Class           Losses          Interest        Balance         Current        Next
A-1                                                   76,124,693      5.788440%       5.733750%
A-2                                                   91,159,000      6.530000%       6.530000%
A-3                                                   33,579,000      6.550000%       6.550000%
A-4                                                   59,837,000      6.660000%       6.660000%
A-5                                                   15,601,000      6.720000%       6.720000%
A-6                                                   41,285,000      7.100000%       7.100000%
A-7                                                   50,000,000      6.630000%       6.630000%
A-8                                                   69,419,935      5.818440%       5.763750%
A-9                                                 254,366,558.      5.888440%       5.833750%
A-IO                                                                  5.000000%       5.000000%
B-1                                                   15,000,000      7.540000%       7.540000%
M-1                                                   17,500,000      7.040000%       7.040000%
M-2                                                   30,000,000      7.240000%       7.240000%
R                                                                     0.000000%       0.000000%

Totals                                              753,872,187.28

                                Prior                                                          Current
                                Principal                                                      Principal
Class           CUSIP           Balance         Interest        Principal      Total           Balance
A-1                00755WEC6          610.415407         3.04261      89.152637       92.195247      521.26277
A-2                00755WED4                1000        5.441667              0        5.441667           1000
A-3                00755WEE2                1000        5.458333              0        5.458333           1000
A-4                00755WEF9                1000            5.55              0            5.55           1000
A-5                00755WEG7                1000             5.6              0             5.6           1000
A-6                00755WEH5                1000        5.916667              0        5.916667           1000
A-7                00755WEJ1                1000           5.525              0           5.525           1000
A-8                00755WEL6          766.106966        3.838444      57.740281       61.578725     708.366685
A-9                00755WEM4           873.50156        4.429178      31.228187       35.657365     842.273373
A-IO               00755WEK8                1000        4.166667              0        4.166667              0
B-1                00755WEQ5                1000        6.283333              0        6.283333           1000
M-1                00755WEN2                1000        5.866667              0        5.866667           1000
M-2                00755WEP7                1000        6.033333              0        6.033333           1000
R                  AM9704114                   0               0              0               0              0

Delinquent Loan Information:
                                                                90+ Days       Loans           Loans
                                30-59           60-89           excldg f/c,REO in              in
                                Days            Days            & Bkrptcy      REO             Foreclosure
Group 1         Principal Balanc      13,347,849        4,206,97      1,367,949           854,6      8,935,900
                % of Pool Balanc        3.02378%        0.95304%       0.30989%        0.19361%       2.02431%
                Number of Loans              248              78             31              11            144
                % of Loans              3.24735%        1.02134%       0.40592%        0.14404%       1.88556%
Group 2         Principal Balanc      11,593,198        3,194,39      1,548,467           714,3    11,759,982.
                % of Pool Balanc        3.45966%        0.95328%       0.46210%        0.21319%       3.50944%
                Number of Loans              133              38             15               9            137
                % of Loans              3.41463%        0.97561%       0.38511%        0.23107%       3.51733%

                                                Loans in Bankrup       Group 1         3,616,789.74
                                                                       Group 2         4,112,802.38
                                                                                       7,729,592.12

General Mortgage Loan Information:
                                                                    Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                          453,339,426.    349,009,677.   802,349,104.
Principal Reduction                                                 11,844,328.      13,911,741    25,756,069.
Ending Aggregate Mortgage Loan Balance                             441,429,194.    335,096,014.   776,593,034.

Beginning Aggregate Mortgage Loan Count                                    7844            4036          11880
Ending Aggregate Mortgage Loan Count                                       7637            3895          11532

Current Weighted Average Coupon Rate                                 10.595367%      10.550585%     10.575888%
Next Weighted Average Coupon Rate                                    10.581540%      10.550316%     10.568066%

Mortgage Loan Principal Reduction Information:
                                                                    Group I        Group II         Total
Scheduled Principal                                                      817,07           375,5      1,192,584
Curtailments
Prepayments                                                         10,982,500.      13,159,909    24,142,409.
Repurchases/Substitutions                                                  86,6                           86,6
Liquidation Proceeds                                                       24,0           378,2         402,24
Other Principal

Less: Realized Losses                                                      65,9              1,           67,8
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                           11,844,328.      13,911,741    25,756,069.

Servicer Information:
                                                                    Group I        Group II         Total
Accrued Servicing Fee for the Current Period                             145,03           111,6         256,63
Less: Amounts to Cover Interest Shortfalls                                  4,9                            5,8
Less: Delinquent Service Fees                                              43,8            33,8           77,6
Collected Servicing Fees for Current Period:                               96,2            76,8         173,14

Advanced Principal                                                         50,1            16,3           66,4
Advanced Interest                                                        948,20           718,6      1,666,846

                                Other           Subordination
                Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
                Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class           Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                   10,982,500           110,6        1,175,43
A-2
A-3
A-4
A-5
A-6
A-7
A-8                     4,934,96           141,8           441,6                             1,
A-9                     8,224,94           236,4           736,0
A-IO
B-1
M-1
M-2
R

Total                 24,142,409           488,9        2,353,15                             1,

                                                     Prior                         Current         Target
                     Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
                 Trigger Event    Enhancement     Teralization     Principal     Teralization   Teralization
                    Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I                No             16.728277%      10,233,970      1,175,433      11,343,500    12,500,144.
Group II              N/A             N/A             10,133,724      1,177,718      11,309,520    15,000,257.

Total                                                 20,367,695      2,353,152      22,653,021    27,500,402.

MISCELLANEOUS INFORMATION:
Class A-IO Notional Balance                                         50,000,000.00

Group II Insured Payment Included in amounts Distributed to Clas                      -



TOTAL AVAILABLE FUNDS:
                Current Interest Collected:                           5,326,768.48

                Principal Collected:                                25,268,496.89

                Insurance Proceeds Received:                                          -

                Net Liquidation Proceeds:                                334,419.35

                Delinquency Advances on Mortgage Interest:            1,666,846.98

                Delinquency Advances on Mortgage Principal                 66,497.58

                Substitution Amounts:                                      86,655.91

                Trust Termination Proceeds:                                           -

                Investment Earnings on Certificate Account:                26,184.88

                Capitalized Interest Requirement:                                     -

                Pre-Funding Account:                                                  -

                Sum of the Above Amounts:                                            32,775,870.07

LESS:

                Servicing Fees (including PPIS):                         256,632.48

                Dealer Reserve:                                                       -

                Trustee Fees:                                               5,850.46

                Insurance Premiums:                                        40,473.31

                Reimbursement of Delinquency Advances:                                -

                Reimbursements of Servicing Advances:                                 -

                Total Reductions to Available Funds Amount:                               302,956.25

                Total Available Funds:                                                             32,472,913.